UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2007

WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-33408 (Commission File Number)	76-0547762 (IRS Employer Identification Number)

8121 Bee Caves Road Austin, Texas 78746 (Address of principal executive offices)

(512) 732-0932 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(c)           On September 17, 2007, Wilson Holdings, Inc. (the “Company”) appointed Lisa A. Tucker as its Chief Accounting Officer and as its principal accounting officer.

Ms. Tucker, 39, is the Chief Accounting Officer of Wilson Holdings, Inc.  From August 2005 to September 2007, she served as Division Controller at Lennar Homes of Texas, a publicly held national homebuilding company.  From July 2001 to August 2005, Ms. Tucker served in various capacities at Southwestern Bell Communications, Inc., now AT&T, including as Manager - Operational Metrics and Manager - Financial Accounting.  Ms. Tucker is a Certified Public Accountant and holds a B.B.A. in Accounting and an M.B.A. with a finance concentration from the University of Texas at San Antonio.

Item 1.01.             Entry into a Material Definitive Agreement.

On September 18, 2007, Wilson Holdings, Inc. entered into a Consulting Agreement with Arun Khurana, its Vice President and Chief Financial Officer, pursuant to which Mr. Khurana will transition from his position as an executive officer of the Company into a consulting role, beginning on the later to occur of October 31, 2007 or the date the Company files its Annual Report on Form 10-KSB for the transition period ending September 30, 2007 and ending on October 31, 2008 (the “Consulting Term”).  Mr. Khurana will remain as the Company’s Vice President and Chief Financial Officer, and principal financial officer, until the beginning of the Consulting Term. Mr. Khurana intends to transition into a consulting role as a part of the Company’s efforts to reduce its expenditures through fiscal 2008 as the Company has decided to focus its efforts on commencing its homebuilding operations, as described in detail in its Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007.  The Company anticipates that Lisa Tucker will assume the role of the Company’s principal financial officer beginning in fiscal 2008.

Pursuant to the Consulting Agreement, during the Consulting Term Mr. Khurana will (i) review and provide comments on the Company’s periodic filings with the Securities and Exchange Commission, (ii) advise the Company on its Sarbanes-Oxley Act compliance and implementation efforts,  (iii) advise the Company regarding financing and joint venture matters, and (iv) transition his responsibilities to the Chief Accounting Officer of the Company.  During the Consulting Period, Mr. Khurana will receive a consulting fee of $11,500 per month and all unvested options to purchase the Company’s common stock will vest in full.

A copy of the Consulting Agreement is attached as Exhibit 10.1 hereto and the terms of which are incorporated into this Item 1.01 by this reference.

Item 1.02             Termination of Material Definitive Agreement.

On September 18, 2007, pursuant to the terms of the Consulting Agreement described in Item 1.01 above, the Company and Arun Khurana terminated the Employment Agreement dated February 14, 2007 by and between Mr. Khurana and the Company.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits

10.1	Consulting Agreement dated September 18, 2007 by and between Wilson Holdings, Inc.and Arun Khurana.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON HOLDINGS, INC.

Dated: September 20, 2007	By:	/s/ Clark Wilson
Clark Wilson
President and Chief Executive Officer